SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 7, 2002


                              MERITAGE CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            MARYLAND                   I-9977                    86-0611231
(STATE OR OTHER JURISDICTION OF      (COMMISSION               (IRS EMPLOYER
         INCORPORATION)              FILE NUMBER)            IDENTIFICATION NO.)


        6613 NORTH SCOTTSDALE ROAD, SUITE 200, SCOTTSDALE, ARIZONA 85250
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (877) 400-7888
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS.

     References to "we," "our" and "us" in this current report on Form 8-K refer to Meritage Corporation and its consolidated subsidiaries.

     On October 7, 2002, we completed the purchase of the homebuilding assets of Perma-Bilt Homes, a builder of quality single-family homes in the Las Vegas, Nevada, metropolitan area. The purchase price is approximately $46.6 million, comprised of cash payable at closing of $29.9 million and the repayment of existing debt in the amount of $16.7 million plus an earn-out. Daniel Schwartz, the President of Perma-Bilt Homes will join Meritage as the President of its Las Vegas division.

     A copy of our press release announcing the acquisition of Perma-Bilt Homes, including information concerning forward-looking statements and factors that may affect our future results, is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

Exhibit No.        Description
-----------        -----------

  99.1             Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MERITAGE CORPORATION

Date: October 9, 2002                 By: /s/ Vicki L. Biggs
                                          --------------------------------------
                                          Vicki L. Biggs
                                          Chief Accounting Officer and
                                          Vice President-Corporate Controller